UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 14, 2023

(Date of earliest event reported)

ELYS GAME TECHNOLOGY, CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39170	33-0823179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario MSH 2K4, Canada

(Address of principal executive offices)

1-(561) 838-3325

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ELYS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure in Item 7.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure

On February 14, 2023, Elys Game Technology, Corp. (the “Company”) engaged Shareholder Intelligence Services, LLC (“ShareIntel”) to utilize their patented, proprietary service offerings to obtain share trading analytic metrics designed to determine if the Company has been the target of improper and potentially illegal trading activities, including illegal naked short selling, in an effort to allow the Company to better monitor trading activity, including potential violations of SEC Regulation SHO, which governs stock and option share locate, close out and fail to deliver requirements.

Based on an initial analysis of the Company’s historic stock trading activity, the Company believes that it may have been the victim of one or more of these illegal practices.

Consultant Warrants

On February 14, 2023, the Company issued a warrant (the “Consultant Warrant”) to purchase up to 200,000 shares of Common Stock to a third-party firm, as consideration for services provided. The Consultant Warrant is exercisable at a price of $0.89 per share and vests at a rate of 1,000 warrant shares for each reduction 10,000 shares of Reduction in Imbalances (Shorts), and will expire three years from the date of issuance.

The number of shares of common stock that may be issued upon exercise of the Warrant is subject to an Exchange Cap (as defined in the Warrants) unless shareholder approval to exceed the Exchange Cap is approved. The parties agree to amend the Warrants as necessary in order to comply with the requirements of the Nasdaq Capital Markets. The transaction does not involve a public offering. The consultant is an "accredited investor" and has access to information about us and their investment. The Company relied on the exemption from registration afforded by Section 4(a)(2) of the Securities Act in connection with the issuance of the Consultant Warrant.

The foregoing description of the Consultant Warrant is qualified in its entirety by reference to the full text of the form of Consultant Warrant, a copy of which is attached hereto as Exhibits 4.1.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Exhibit Description
4.1	Form of Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2023	ELYS GAME TECHNOLOGY, CORP.

	By:	/s/ Michele Ciavarella
	Name:	Michele Ciavarella
	Title:	Executive Chairman